UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2023
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Amendment to Sales Agreement
On November 17, 2023, Exagen Inc. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to that certain sales agreement, dated September 15, 2022 (the “Sales Agreement”), by and between the Company and Cowen and Company, LLC (“TD Cowen”) in connection with the continuation of the Company’s at-the-market equity offering program (the “Program”). Pursuant to the terms and conditions of Amendment No. 1, the Company may, from time to time, continue to issue and sell through or to TD Cowen, shares of its common stock, $0.001 par value per share (“common stock”), having an aggregate offering price of up to $50,000,000 (the “ATM Shares”). The purpose of Amendment No. 1 is to add limitations imposed on the Program by General Instruction I.B.6 of Form S-3 (“Instruction I.B.6”) to the Sales Agreement.
Pursuant to Instruction I.B.6, in no event will the Company sell ATM Shares through the Program with a value exceeding more than one-third of the Company’s “public float” (the market value of the Company’s outstanding common stock held by non-affiliates) in any twelve-month period so long as the Company’s public float remains below $75.0 million. The Company has not offered any securities pursuant to Instruction I.B.6 during the prior twelve calendar month period that ends on and includes the date of this Current Report on Form 8-K.
The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
This Current Report on Form 8‑K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Amendment No. 1, dated November 17, 2023, to the Sales Agreement, dated as of September 15, 2022, by and between Exagen Inc. and Cowen and Company, LLC.
104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: November 17, 2023	By:	/s/ Kamal Adawi
Name: Kamal Adawi
Title: Chief Financial Officer